Exhibit 99.1


Name and Address of Reporting Person:        Leslie H. Wexner
                                             c/o Limited Brands, Inc.
                                             Three Limited Parkway
                                             Columbus, OH  43216

Issuer Name and Ticker or Trading Symbol:    Limited Brands, Inc. (LTD)

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):             9/1/2005


                                Amount of
                               Securities
                              Beneficially
                                 Owned                     Ownership
                                Following                    Form:
                                Reported                  Direct (D) or        Nature of Indirect
Title of Security             Transaction(s)              Indirect (I)         Beneficial Ownership
-----------------             --------------              ------------         --------------------
Common Stock                   15,000,000                    I   (3)             Foxcote One

Common Stock                   14,839,915  (6)               D/I (2)                (2)

Common Stock                            0  (6)               I   (3)             H.R.E.I. Trust

Common Stock                    5,000,000                    I   (4)             Foxcote Two

Common Stock                    4,892,608                    I   (3)             Wexner Personal Holdings
                                                                                 Corporation

Common Stock                    4,757,522                    D/I (1)                 (1)

Common Stock                    4,571,601                    I   (3)             R.H.R.E.I. Trust

Common Stock                    3,300,568                    I   (3)             Trust 600

Common Stock                    1,286,047  (5)               I   (3)             Held in The Limited, Inc.
                                                                                 Savings and Retirement Plan for
                                                                                 Leslie H. Wexner's account

Common Stock                      400,000                    I   (4)             Abigail S. Koppel Grantor Trust

See Notes on next page.

Name and Address of Reporting Person:           Leslie H. Wexner
                                                c/o Limited Brands, Inc.
                                                Three Limited Parkway
                                                Columbus, OH  43216

Issuer Name and Ticker or Trading Symbol:       Limited Brands, Inc. (LTD)

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):                9/1/2005


Notes:
------

(1) Owned by Abigail S. Wexner ("Mrs. Wexner") directly. Owned by Leslie H. Wexner ("Mr. Wexner") indirectly, through Mrs. Wexner.

(2) Owned by Mr. Wexner directly. Owned by Mrs. Wexner indirectly, through Mr. Wexner.

(3) Owned by Mr. Wexner indirectly. Owned by Mrs. Wexner indirectly, through Mr. Wexner.

(4) Owned by Mrs. Wexner indirectly. Owned by Mr. Wexner indirectly, through Mrs. Wexner.

(5) Based on account balance as of August 31, 2005. The Savings and Retirement Plan is a "qualified plan" within the meaning of Rule 16b-3.

(6) In addition to the transaction reported in Table I of this Form, reflects the transfer, on September 1, 2005, of 4,756,037 shares from H.R.E.I. Trust to Mr. Wexner (in a transaction exempt under Rule 16a-13).


Mr. Wexner and Mrs. Wexner disclaim beneficial ownership of all indirectly owned securities reported on this Form in excess of their respective pecuniary interests therein.

                             Joint Filer Information
                             -----------------------

Name of Joint Filer:                            Abigail S. Wexner

Address of Joint Filer:                         c/o Limited Brands, Inc.
                                                Three Limited Parkway
                                                Columbus, OH  43216

Relationship of Joint Filer to Issuer:          Director

Issuer Name and Ticker or Trading Symbol:       Limited Brands, Inc. (LTD)

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):                9/1/2005

Designated Filer:                               Leslie H. Wexner

Signature:

Abigail S. Wexner
----------------------
Abigail S. Wexner


September 1, 2005
----------------------
Date